Exhibit 99.1

INVERNESS MEDICAL INNOVATIONS ANNOUNCES
THIRD QUARTER 2006 RESULTS

WALTHAM, MA…November 1, 2006…Inverness Medical Innovations, Inc. (AMEX: IMA), a leading manufacturer and supplier of rapid diagnostic products for the consumer and professional markets, today announced its financial results for the quarter ended September 30, 2006.

In the third quarter of 2006, the Company recorded net revenue of $144.9 million compared to net revenue of $106.3 million in the third quarter of 2005. The revenue increase was due to 8% organic currency-adjusted growth and to increased sales contributed by businesses acquired during 2005 and the first quarter of 2006, including BioStar, IDT and Innovacon.

For the third quarter of 2006, the net loss prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) was $9.7 million, or $0.27 per common share, compared to a net loss of $6.6 million, or $0.25 per common share, for the third quarter of 2005. The Company reported adjusted cash basis net income of $5.7 million, or $0.15 per diluted common share for the third quarter of 2006, compared to adjusted cash basis net loss of $2.9 million, or $0.11 per common share, for the third quarter of 2005.

The Company’s GAAP results for the third quarter of 2006 include amortization of $6.4 million, the write-off of $5.0 million of in-process research and development acquired in connection with the Clondiag acquisition, a $1.2 million restructuring charge, $1.3 million of non-cash stock-based compensation expense and $1.3 million of prepayment penalties and a write-off of debt origination costs upon early extinguishment of related debt.  GAAP results for the third quarter of 2005 include amortization of $3.2 million and a $0.7 million restructuring charge to costs of sales and operating expenses.  These amounts, net of tax, have been excluded from the adjusted cash basis net income or loss per common share for the respective quarters.

A detailed reconciliation of the Company’s adjusted cash basis net income or loss, which is a non-GAAP financial measure, to net loss under GAAP, as well as a discussion regarding this non-GAAP financial measure, is included in the schedules to this press release.

The Company will host a conference call beginning at 10:00 a.m. (Eastern Time) today, November 1,

2006, to discuss these results as well as other corporate matters.  During the conference call, the Company may answer questions concerning business and financial developments and trends and other business and financial matters.  The Company’s responses to these questions, as well as other matters discussed during the conference call, may contain or constitute information that has not been previously disclosed.

The conference call can be accessed by dialing 973-582-2710 (domestic and international), an access code is not required, or via a link on the Inverness website at www.invernessmedical.com.  It is also available via link at http://orion.calleci.com/servlet/estreamgetevent?id=7273&folder=webstream using Real Player or via link at http://orion.calleci.com/servlet/estreamgetevent?id=7274&folder=webstream using Windows Media.  A telephone replay of the call will be available by dialing 973-341-3080 (domestic and international) with an access code of 8035591.  That replay will be available until 12:00 midnight (Eastern Time) on November 4, 2006.  An on demand webcast of the call will be available at the Inverness website (www.invernessmedical.com/News.cfm) two hours after the end of the call and will be accessible for 30 days.  Additionally, reconciliations to non-GAAP financial measures not included in this press release that may be discussed during the call will also be available at the same website beginning shortly before the conference call and will continue to be available on this website for 30 days.

For more information about Inverness Medical Innovations, please visit our website at www.invernessmedical.com.

Inverness Medical Innovations is a leading global developer of advanced diagnostic devices and is presently exploring new opportunities for its proprietary electrochemical and other technologies in a variety of professional diagnostic and consumer-oriented applications including immuno-diagnostics with a focus on women’s health and cardiology.  The Company’s new product development efforts, as well as its position as a leading supplier of consumer pregnancy and fertility/ovulation tests and rapid point-of-care diagnostics, are supported by the strength of its intellectual property portfolio.  The Company is headquartered in Waltham, Massachusetts.

Source: Inverness Medical Innovations

Inverness Medical Innovations, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations and
Reconciliation to Non-GAAP Adjusted Cash Basis Amounts
(in $000s, except per share amounts)

	Three Months Ended September 30, 2006						Three Months Ended September 30, 2005
					Non-GAAP						Non-GAAP
					Adjusted						Adjusted
			Non-GAAP		Cash		GAAP		Non-GAAP		Cash
	GAAP		Adjustments		Basis (a)		Restated		Adjustments		Basis (a)

Net revenue	$144,912		$—		$144,912		$106,294		$—		$106,294
Cost of sales	83,767		(4,028)	(b) (c) (d)	79,739		66,659		(2,571)	(b) (c)	64,088
Gross profit	61,145		4,028		65,173		39,635		2,571		42,206
Gross margin	42%				45%		37%				40%

Operating expenses:
Research and development	16,025		(6,551)	(b) (c) (d)	9,474		7,996		(477)	(b) (c)	7,519
Selling, general and administrative	44,076		(3,352)	(b) (c) (d)	40,724		32,061		(800)	(b) (c)	31,261
Loss on dispositions, net	—		—		—		—		—		—
Operating income	1,044		13,931		14,975		(422)		3,848		3,426
Interest and other income (expense), net	(9,106)		1,335	(e)	(7,771)		(5,162)		100	(e)	(5,062)
Income tax provision	1,621		(95)	(f)	1,526		988		296	(f)	1,284
Net (loss) income	$(9,683)		$15,361		$5,678		$(6,572)		$3,652		$(2,920)

Net (loss) income per common share:
Basic	$(0.27)				$0.16		$(0.25)				$(0.11)
Diluted	$(0.27	)(g)			$0.15	(h)	$(0.25	)(g)			$(0.11	)(g)

Weighted average common shares - basic	35,396				35,396		25,951				25,951
Weighted average common shares - diluted	35,396	(g)			36,919	(h)	25,951	(g)			25,951	(g)

(a)              In calculating net income or loss on an adjusted cash basis, the Company excludes from net income or loss (i) certain non-cash charges including amortization expense and stock-based compensation expense, (ii) non-recurring charges and income, and (iii) certain other charges and income that have a significant positive or negative impact on results yet do not occur on a consistent or regular basis in its business.  In determining whether a particular item meets one of these criteria, management considers facts and circumstances that it believes are relevant.  Management believes that excluding such charges and income from income or loss allows investors and management to evaluate and compare the Company’s operating results from continuing operations from period to period in a meaningful and consistent manner.  Due to the frequency of their occurence in its business, the Company does not adjust net income or loss for the costs associated with litigation, including payments made or received through settlements.  It should be noted that “net income or loss on an adjusted cash basis” is not a standard financial measurement under accounting principles generally accepted in the United States of America (“GAAP”) and should not be considered as an alternative to net income or loss or cash flow from operating activities, as a measure of liquidity or as an indicator of operating performance or any measure of performance derived in accordance with GAAP.

(b)              Restructuring charge associated with the decision to close facilities of $1.2 million and $0.7 million for the three months ended September 30, 2006 and 2005, respectively.  The $1.2 million charge for the three months ended September 30, 2006 includes: $0.6 million charged to cost of sales, $0.3 million charged to research and development and $0.3 million charged to selling, general and administrative expense.  The $0.7 million charge for the three months ended September 30, 2005 includes:  $0.6 million charged to cost of sales and $0.1 million charged to selling, general and administrative expense.  These charges have been excluded from net income or loss because they have a significant impact on results yet do not occur on a consistent or regular basis in the Company’s business.

(c)              Amortization expense of $6.4 million and $3.2 million included in the third quarter of 2006 and 2005 GAAP results, respectively, including $3.3 million and $2.0 million charged to cost of sales, $1.0 million and $0.5 million charged to research and development and $2.1 million and $0.7 million charged to selling, general and administrative expense in the respective quarters.  2006 research and development expense also includes a writeoff of $5.0 million associated with the value of in process reaseach and develpment costs incurred in connection with our acquisition of Clondiag.

(d)              Compensation costs associated with stock-based compensation expense of $1.3 million, including $0.1 million charged to cost of sales, $0.3 million charged to research and development and $0.9 million charged to selling, general and administrative expense.

(e)              Write-off of debt origination costs upon early extinguishment of related debt, which consitutes a charge having a significant negative impact on results yet does not occur on a consistent or regular basis in our buisness.

(f)               Tax effect on adjustments as discussed above in notes (b), (c) and (d).

(g)              For the three months ended September 30, 2006, potential diluted shares were not used in the calculation of diluted net loss per common share under GAAP because inclusion thereof would be antidilutive.  For the three and nine months ended September 30, 2005, potential diluted shares were not used in the calculation of diluted net loss per common share under GAAP and on an adjusted cash basis because inclusion thereof would be antidulutive.

(h)             Included in the weighted average dilutive common shares for the calculation of net income per common share for the three months ended September 30, 2006, on an adjusted cash basis, are dilutive shares consisting of 1,523,000 common stock equivalent shares from the potential exercise of stock options and warrants.

Inverness Medical Innovations, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations and
Reconciliation to Non-GAAP Adjusted Cash Basis Amounts
(in $000s, except per share amounts)

	Nine Months Ended September 30, 2006						Nine Months Ended September 30, 2005
					Non-GAAP						Non-GAAP
					Adjusted						Adjusted
			Non-GAAP		Cash				Non-GAAP		Cash
	GAAP		Adjustments		Basis (a)		GAAP		Adjustments		Basis (a)

Net revenue	$412,446		$—		$412,446		$300,485		$300	(b)	$300,785
Cost of sales	250,551		(17,130)	(c) (d) (e)	233,421		193,948		(10,175)	(b) (c) (d)	183,773
Gross profit	161,895		17,130		179,025		106,537		10,475		117,012
Gross margin	39%				43%		35%				39%

Operating expenses:
Research and development	39,749		(11,043)	(c) (d) (e)	28,706		20,588		(1,952)	(c) (d)	18,636
Selling, general and administrative	121,104		(9,156)	(c) (d) (e)	111,948		97,114		(2,256)	(c) (d)	94,858
Loss on dispositions, net	3,191		(3,191)	(f)	—		—		—		—
Operating income	(2,149)		40,520		38,371		(11,165)		14,683		3,518
Interest and other income (expense), net	(16,836)		(2,943)	(c) (g)	(19,779)		4,649		100	(g)	4,749
Income tax provision	3,884		1,410	(h)	5,294		5,355		538	(h)	5,893
Net (loss) income	$(22,869)		$36,167		$13,298		$(11,871)		$14,245		$2,374

Net (loss) income per common share:
Basic	$(0.70)				$0.41		$(0.51)				$0.10
Diluted	$(0.70	)(i)			$0.39	(j)	$(0.51	)(i)			$0.10	(j)

Weighted average common shares - basic	32,498				32,498		23,358				23,358
Weighted average common shares - diluted	32,498	(i)			33,847	(j)	23,358	(i)			24,766	(j)

(a)     In calculating net income or loss on an adjusted cash basis, the Company excludes from net income or loss (i) certain non-cash charges including amortization expense and stock-based compensation expense, (ii) non-recurring charges and income, and (iii) certain other charges and income that have a significant positive or negative impact on results yet do not occur on a consistent or regular basis in its business.  In determining whether a particular item meets one of these criteria, management considers facts and circumstances that it believes are relevant.  Management believes that excluding such charges and income from income or loss allows investors and management to evaluate and compare the Company’s operating results from continuing operations from period to period in a meaningful and consistent manner.  Due to the frequency of their occurence in its business, the Company does not adjust net income or loss for the costs associated with litigation, including payments made or received through settlements.  It should be noted that “net income or loss on an adjusted cash basis” is not a standard financial measurement under accounting principles generally accepted in the United States of America (“GAAP”) and should not be considered as an alternative to net income or loss or cash flow from operating activities, as a measure of liquidity or as an indicator of operating performance or any measure of performance derived in accordance with GAAP.

(b)     Product recall charge of $1.6 million in the nine months ended September 30, 2005, including $1.3 million charged to cost of sales in the first six months of 2005 GAAP results, which constitutes a charge having a significant negative impact on results yet does not occur on a consistent or regular basis in our business.

(c)     Restructuring charge associated with the decision to close facilities of $7.7 million and $4.1 million for the nine months ended September 30, 2006 and 2005, respectively.  The $7.7 million charge for the nine months ended September 30, 2006 includes:  $8.3 million charged to cost of sales, $2.9 million charged to research and development and $0.8 million charged to selling, general and administrative expense, offset by a $4.3 million net foreign currency gain resulting from the closure of our CDIL operation in Ireland recorded to other income.  The $4.1 million charge for the nine months ended September 30, 2005 includes:  $3.5 million charged to cost of sales, $0.3 million charged to research and development and $0.3 million charged to selling, general and administrative expense.  These charges have been excluded from net income or loss because they have a significant impact on results yet do not occur on a consistent or regular basis in the Company’s business.

(d)     Amortization expense of $16.4 million and $9.0 million in the first nine months of 2006 and 2005 GAAP results, respectively, including $8.5 million and $5.4 million charged to cost of sales, $2.3 million and $1.6 million charged to research and development and $5.6 million and $2.0 million charged to selling, general and administrative expense in the respective periods.  2006 research and development expense also includes a write-off of $5.0 million associated with the value of in-process reaseach and develpment costs incurred in connection with our acquisition of Clondiag.

(e)     Compensation costs of $3.9 million associated with stock-based compensation expense, including $0.3 million charged to cost of sales, $0.9 million charged to research and development and $2.7 million charged to selling, general and administrative expense.

(f)     A net loss of $3.2 million resulting from a loss of $4.6 million associated with management’s decision to dispose of our SMB research operation, offset by a $1.4 million gain on the sale of an idle manufacturing facility.

(g)     Write-off of debt origination costs upon early extinguishment of related debt, which constitutes a charge having a significant negative impact on results yet does not occur on a consistent or regular basis in our business. in the amount of $1.3 million and $0.1 million for the nine months ended September 30, 2006 and 2005, respectively.

(h)    Tax effect on adjustments as discussed above in notes (b), (c), (d) and (e).

(i)     For the nine months ended September 30, 2006 and 2005, potential diluted shares were not used in the calculation of diluted net loss per common share under GAAP because inclusion thereof would be antidilutive.

(j)     Included in the weighted average dilutive common shares for the calculation of net income per common share for the nine months ended September 30, 2006, on an adjusted cash basis, are dilutive shares consisting of 1,348,000   common stock equivalent shares from the potential exercise of stock options and warrants.  Included in the weighted average dilutive common shares for the calculation of net income per common share for the nine months ended September 30, 2005, on an adjusted cash basis, are dilutive shares consisting of 1,333,000 common stock equivalent shares from the potential exercise of stock options and warrants and 76,000 common shares held in escrow.

Inverness Medical Innovations, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(in $000s)

	September 30,	December 31,
	2006	2005
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$74,572	$34,270
Accounts receivable, net	109,196	70,476
Inventories	87,006	71,209
Prepaid expenses and other current assets	17,507	18,378
Total current assets	288,281	194,333

PROPERTY, PLANT AND EQUIPMENT, NET	80,556	72,211
GOODWILL AND OTHER INTANGIBLE ASSETS, NET	674,964	510,491
DEFERRED FINANCING COSTS AND OTHER ASSETS, NET	24,265	14,131
Total assets	$1,068,066	$791,166

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Current portion of notes payable	$1,776	$2,909
Other current liabilities	138,320	106,901
Total current liabilities	140,096	109,810

LONG-TERM LIABILITIES:
Notes payable, net of current portion	201,309	259,595
Other long-term liabilities	31,924	24,453
Total long-term liabilities	233,233	284,048

REDEEMABLE CONVERTIBLE PREFERRED STOCK	—	—
TOTAL STOCKHOLDERS’ EQUITY	694,737	397,308
Total liabilities and stockholders’ equity	$1,068,066	$791,166